Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-5896
          Page 1


          A joint special meeting of Registrant's shareholders was held on December 3, 1997 and adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   James E. Akins

                       Vote             Number
                       ----             -----------
                       FOR                39,454,674.714
                       WITHHELD              591,508.123

                   Arthur R. Gottshalk

                       Vote             Number
                       ----             -----------
                       FOR                39,451,750.224
                       WITHHELD              594,432.613

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -----------
                       FOR                39,456,556.898
                       WITHHELD              589,625.939

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                39,458,148.175
                       WITHHELD              588,034.662


























          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-5896
          Page 2


                 Fred B. Renwick

                       Vote             Number
                       ----             -----------
                       FOR                39,480,893.023
                       WITHHELD              565,289.814

                   John B. Tingleff

                       Vote             Number
                       ----             -----------
                       FOR                39,483,670.469
                       WITHHELD              562,512.368

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                39,454,386.352
                       WITHHELD              591,796.485

                   John G. Weithers

                       Vote             Number
                       ----             -----------
                       FOR                39,475,301.326
                       WITHHELD              570,881.511

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                38,794,530.440
                       AGAINST               359,686.069
                       ABSTAIN               891,966.328

























          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-5896
          Page 3

           Item 3:  New Investment Management Agreement

                   Kemper Retirement Fund - Series I

                       Vote             Number
                       ----             -----------
                       FOR              5,561,880.155
                       AGAINST            159,318.208
                       ABSTAIN            191,894.390

                   Kemper Retirement Fund - Series II

                       Vote             Number
                       ----             -----------
                       FOR              6,775,304.761
                       AGAINST            142,458,310
                       ABSTAIN            243,480,609

                   Kemper Retirement Fund - Series III

                       Vote             Number
                       ----             -----------
                       FOR              5,928,122.049
                       AGAINST            117,695.994
                       ABSTAIN            263,157.275

                   Kemper Retirement Fund - Series IV

                       Vote             Number
                       ----             -----------
                       FOR              6,584,878.503
                       AGAINST             77,291.127
                       ABSTAIN            251,409.045


























          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-5896
          Page 4

                 Kemper Retirement Fund - Series V

                       Vote             Number
                       ----             -----------
                       FOR              6,903,792.010
                       AGAINST             66,436.433
                       ABSTAIN            266,964.923

                   Kemper Retirement Fund - Series VI

                       Vote             Number
                       ----             -----------
                       FOR              3,473,214.699
                       AGAINST             36,282.772
                       ABSTAIN             99,322.097

                   Kemper Retirement Fund - Series VII

                       Vote             Number
                       ----             -----------
                       FOR                403,584.560
                       AGAINST              2,823.302
                       ABSTAIN              8,053.982

                       Kemper Worldwide 2004 Fund

                       Vote             Number
                       ----             -----------
                       FOR              1,479,602.746
                       AGAINST             20,246.751
                       ABSTAIN             46,293.136





























          Exhibit 77C
          Kemper Target Equity Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-5896
          Page 5

          Item 5:  New Sub-Advisory Agreement

                   Kemper Worldwide 2004 Fund

                       Vote             Number
                       ----             -----------
                       FOR              1,467,878.958
                       AGAINST             28,213.219
                       ABSTAIN             50,050.456